                                                                   EXHIBIT 10.20

[ACTIVE POWER LOGO]                              [POWERWARE LOGO]
                                                 POWERING THE WORLD

                              Contract No. AP-01-01



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                                    CONTRACT
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                              DISTRIBUTOR AGREEMENT

                                     BETWEEN

                              POWERWARE CORPORATION

                                       AND

                               ACTIVE POWER, INC.

                              DISTRIBUTOR AGREEMENT

                                Table of Contents
                                -----------------


Article  Description                                                    Page No.
-------  -----------                                                    --------

1.0 - Scope of Agreement.......................................................5
         1.1      Grant of License and Appointment.............................5
         1.2      Agents License...............................................5

2.0 - Term of Agreement........................................................6
         2.1      Term.........................................................6

3.0 - Marketing................................................................6
         3.1      Joint Marketing Efforts......................................6

4.0 - Orders for Active Power Products.........................................6
         4.1      Orders.......................................................6
         4.2      Acceptance of Orders.........................................6
         4.3      Survival of Orders...........................................7
         4.4      No Agent Orders..............................................7
         4.5      Preprinted Order Terms.......................................7
         4.6      Order Forecast...............................................7

5.0 - Delivery, Installation, Title and Risk of Loss...........................7
         5.1      Delivery and Installation....................................7
         5.2      Delivery Charges.............................................7
         5.3      Title and Risk of Loss.......................................7

6.0 - Prices, Payment, and Discount Rights.....................................8
         6.1      Active Power Products Pricing................................8
         6.2      Payment of Charges...........................................8
         6.3      Discounts....................................................8
         6.4      Training Systems.............................................8

7.0 - Active Power Warranties..................................................8
         7.1      Active Power Warranties......................................8
                  7.1.1    License Authority...................................8
                  7.1.2    No Liens or Claims..................................9
                  7.1.3    Active Power Products Warranty......................9
                  7.1.4    Notice of Warranty Period...........................9
                  7.1.5    Infringement Warranty...............................9
                  7.1.6    Maintenance Assistance.............................10
                  7.1.7    Warranty Service...................................10

8.0 - WARRANTIES OF THE PARTIES...............................................10
         8.1      Warranties of the Parties...................................10
                  8.1.1    Obligation Warranty................................10
                  8.1.2    No Authority.......................................10
                  8.1.3    No Restrictions....................................10
                  8.1.4    Valid Agreement....................................11
                  8.1.5    No Prohibitions....................................11
                  8.1.6    Corporate Authority................................11
                  8.1.7    Exclusions.........................................11

                          -----------------

Article  Description                                                    Page No.
-------  -----------                                                    --------

9.0 - MISCELLANEOUS...........................................................11
         9.1      No Partnership..............................................11
         9.2      Publicity...................................................11
         9.3      Confidential Information....................................11
         9.4      Limitation of Liability.....................................12
         9.5      Trademarks..................................................12
         9.6      Administration of Agreement.................................12
         9.7      Default.....................................................12
         9.8      Assignment and Subcontracting Prohibited....................12
         9.9      Governing Law...............................................13
         9.10     Force Majeure...............................................13
         9.11     Compliance with Laws........................................13
         9.12     Severability................................................13
         9.13     Notices.....................................................13
         9.14     Dispute Resolution..........................................13
         9.15     Rights Upon Orderly Termination.............................13
         9.16     Termination of Orders.......................................14
         9.17     Entire Agreement............................................14

                                TABLE OF EXHIBITS

Exhibits          Description                                           Page No.
--------          -----------                                           --------
  A               Description of Active Power Products                     15

  B               Discount Schedule                                        16

  C               Active Power Product Warranties                          17

  D               POWERWARE  Marketing Plan                                18

  E               POWERWARE Approved Agents                                19

  F               Active Power Training                                    22

  G               Warranty and Post-Warranty Service (Attachments 1-6)     23

Contract No. ES-98-045

                              DISTRIBUTOR AGREEMENT

         THIS DISTRIBUTOR AGREEMENT (hereinafter referred to as the "Agreement") is entered into by and between Powerware Corporation, with a place of business at 8609 Six Forks Road, Raleigh North Carolina, 27615 (hereinafter referred to as "POWERWARE") and ACTIVE POWER, INC, with a place of business at 11525 Stonehollow Drive, Suite 110, Austin, Texas 78758 (hereinafter referred to as "Active Power"), and is effective on the date it is executed by the latter of POWERWARE and Active Power.

                               W I T N E S S E T H
                               -------------------

         WHEREAS, POWERWARE desires to obtain a non-exclusive right to market and distribute standard Active Power Products; and

         WHEREAS, Active Power is willing to grant POWERWARE a non-exclusive right and license to market and distribute its standard products;

         NOW THEREFORE, in consideration of the representations and agreements contained herein, the parties hereby covenant and agree as follows:

                        ARTICLE 1.0 - SCOPE OF AGREEMENT
                                      ------------------

1.1 Grant of License and Appointment. Subject to (and only during the term of) this Agreement, Active Power hereby appoints and grants to POWERWARE and its Agents, as defined below, and POWERWARE hereby accepts from Active Power, a non-transferable, royalty-free, right and license to: (i) non-exclusively purchase, market, distribute and resell the Active Power flywheel products described in the attached Exhibit A (hereinafter referred to as either the "standard CleanSource products from Active Power" or the "POWERWARE Flywheel Systems" line of Active Power Products, depending on how they are designated in Exhibit A), to end-users located world-wide (hereinafter referred to as the "End Users"); and (iii) incorporate private and/or co-labeling of the Active Power Products using POWERWARE logos. Such "standard CleanSource products from Active Power" and the "POWERWARE Flywheel Systems" line of Active Power Products" may collectively be referred to as "Active Power Products." During the term of this Agreement, POWERWARE and its authorized agents may hold themselves out to the public as an authorized distributor, reseller, and service provider of Active Power Products. Active Power agrees that upon execution of this Agreement, it will take the necessary steps to ensure that only POWERWARE, General Electric Company and Caterpillar Inc. shall have the non-exclusive rights in North America, granted hereunder, to the standard CleanSource products from Active Power.

1.2 Agents License. It is understood and agreed that Active Power hereby grants as a sublicensee to each of the Agents listed in Exhibit E below the same non-transferable, royalty free right and license granted to POWERWARE above and that the Agents shall be entitled to all the licenses, benefits, warranties, discounts, and rights granted to them only through POWERWARE by Active Power under this Agreement; provided, however, that the foregoing license is contingent upon and subject to each Agent being an authorized representative of POWERWARE and bound by the terms of said Agreement. However, Active Power will have no direct obligation to any such Agent and POWERWARE will be fully responsible for performance and compliance by all Agents and all payments and contact from such Agents to Active Power will be through POWERWARE.

                        ARTICLE 2.0 - TERM OF AGREEMENT
                                      ------------------

2.1 Term. This Agreement shall commence on the effective date of the Agreement and, except as otherwise provided herein, shall continue for an initial term through March 31, 2003.. This Agreement will be extended in additional one (1) year terms, given performance by both parties as outlined below, except that either party may terminate this agreement by giving the other written notice of termination not less than sixty (60) days prior to the expiration of the initial term or any renewal term.

                            ARTICLE 3.0 - MARKETING
                                          ----------

3.1 Joint Marketing Efforts. The parties agree to cooperate in the joint marketing of the Active Power Products as mutually agreed in writing by the parties (Exhibit D). Each party shall be responsible for its own travel, living and personnel expenses with respect to the joint marketing of the Active Power Products. Advertising costs shall be borne by each party as mutually agreed in advance. POWERWARE makes no guarantee or commitment as to the success of any marketing effort, and POWERWARE has no obligation to Active Power whatsoever other than as provided in this Agreement.

                 ARTICLE 4.0 - ORDERS FOR ACTIVE POWER PRODUCTS
                               --------------------------------

4.1 Orders. No Active Power Products shall be provided to POWERWARE, its Agents or the End-User by virtue of this Agreement alone. Active Power Products must be requested through issuance of a POWERWARE standard purchase order (hereinafter referred to as the "Order"). Each Order shall reference the POWERWARE contract number assigned to this Agreement and shall include the following minimum information:

         A)       The date of the Order and the Order number;
         B) The complete list of the Active Power Products covered by the Order, specifying quantity, type, model number and description for each model number;
         C) The purchase price for the Active Power Products and the applicable discounts available to POWERWARE;
         D) The POWERWARE, Agent or End-User location to which the Active Power Products are to be delivered and, if different, the location where the Active Power Products are to be initially installed or used;
         E)       Any applicable site specifications for the Active Power
                  Products;
         F)       The requested delivery date for the Active Power Products;
         G) Any non-standard terms and conditions specifically applicable to the Order only.

4.2 Acceptance of Orders. Within ten (10) business days after Active Power's receipt of an Order, Active Power shall accept the Order in writing and shall return a legible copy of the accepted Order to the POWERWARE; provided, however, that if an Order fails to provide all required ordering information or incorrectly states prices or other material information relative to the Order, or if the Order is not consistent with Active Power's then current lead time requirements, Active Power may reject the Order by promptly giving written notice of rejection stating in detail the reasons for rejection and the modifications necessary to make the Order acceptable to Active Power. Active Power shall make no changes, amendments, modifications, additions or deletions to an Order without the prior written consent POWERWARE. Acceptance of an Order shall bind Active Power to use reasonable efforts to honor delivery dates, amounts and other ordering information shown on the Order, including supplemental provisions contained therein. The effective date of an Order shall be the date on POWERWARE receives an accepted copy of the Order without modification or amendment.

4.3 Survival of Orders. Notwithstanding any provision contained herein to the contrary (and unless otherwise elected by Active Power in the case of termination of this Agreement for POWERWARE's breach), the terms and conditions of this Agreement shall remain in full force and effect (with respect to the applicable Order) until the expiration of the term of any proper accepted Order under this Agreement which was received prior to the termination or other expiration of this Agreement, provided that the delivery date requested is within 90 days of termination or expiration of this Agreement. It is understood and agreed to by the parties hereto that the terms and conditions of this Agreement shall apply to all Orders hereunder with the exception of any nonstandard terms and conditions specifically applicable to the particular Order only that are conspicuously outlined on the face of the Order in variance herewith, subject to Active Power's right to reject any such Order containing terms and conditions varying from those contained herein.

4.4 No Agent Orders. This Agreement allows for orders to be issued only by POWERWARE. Active Power will not be required to accept orders directly from Agents of POWERWARE.

4.5 Preprinted Order Terms. THE PREPRINTED TERMS AND CONDITIONS APPEARING ON AN ORDER, ACKNOWLEDGMENT, INVOICE, DELIVERY OR MAINTENANCE FORM SHALL NOT APPLY TO OR BECOME PART OF THE ORDER REGARDLESS OF ANY STATEMENT TO THE CONTRARY CONTAINED IN THE ORDER FORM OR OTHER FORM.

4.6 Order Forecast. POWERWARE shall provide to Active Power a mutually agreed upon rolling 12-month forecast every 90 days. This shall be a non-binding forecast except that Active Power shall not be obligated to deliver more than 150% of the preliminary forecasted amount.

          ARTICLE 5.0 - DELIVERY, INSTALLATION, TITLE AND RISK OF LOSS
                        ----------------------------------------------

5.1 Delivery and Installation. Active Power shall use reasonable commercial effort to deliver the Active Power Products, all applicable manuals and documentation, to the address specified in an Order no later than the date set forth on such Order. Equipment shall be shipped F.O.B. Active Power's facility in Austin, Texas. Unless POWERWARE designates a carrier in the Order, Active Power shall select the carrier, provided, however, that the carrier shall not be construed to be an agent of Active Power. Active Power shall provide POWERWARE not less than ten
         (10) days prior written notice as to the scheduled delivery date for the Active Power Products. Active Power shall notify POWERWARE immediately in writing in advance of any delay in delivery when such delay first becomes apparent to Active Power.

5.2 Delivery Charges. Prices provided from Active Power do not include installation, freight and handling charges unless specifically listed. Unless Active Power is furnished with a proper exemption certificate, there shall be added to the amounts shown on the Quotation a charge for all taxes, however designated, levied or based on this Agreement or the Equipment.

5.3 Title and Risk of Loss. Risk of loss for the Active Power Products shall pass to POWERWARE upon shipment of the Active Power Products. Title to the Active Power Products shall pass to POWERWARE, free and clear of any lien, claim and/or encumbrances upon payment in full of the purchase price for the Active Power Products.

               ARTICLE 6.0 - PRICES, PAYMENT, AND DISCOUNT RIGHTS
                             ------------------------------------

6.1 Active Power Products Pricing. The prices for the Active Power Products are listed on the attached Exhibit A and will be restated on any Order issued hereunder Each 12-month period POWERWARE shall receive a specific discount from the list price based on the annual volume forecast (entered by POWERWARE on the Effective Date of this Agreement and its respective anniversaries). That discount shall apply to all POWERWARE purchases made during that specific 12-month period. In the event actual purchases made (and payments received) during the year do not meet the forecasted amounts by the anniversary of the Effective Date, Active Power shall adjust the discount for the following 12-month period to reflect the miss in volume in the preceding 12-month period. Below is an example operation of Active Power's discount pricing schedule:

         Example:
         [****]





6.2 Payment of Charges. The charges for the Active Power Products ordered hereunder shall be invoiced directly to POWERWARE, upon shipment of the Active Power Products to installation address indicated in such Order. Payment of the invoice for the Active Power Products shall be due within forty-five (45) days after of the invoice. POWERWARE shall be solely responsible and liable for payment of any Active Power Products ordered hereunder. Unless otherwise agreed in writing, all payments due hereunder shall be made within 30 days of the date of shipment of Equipment or performance of Services. Late payments shall accrue interest at the lower of (a) 1 1/2% per month or (b) the lawful maximum rate on the unpaid balance in the state in which the Equipment is located. POWERWARE hereby guarantees Active Power a security interest in Equipment to secure full payment hereunder.

6.3 Discounts. Purchases made (as evidenced by payments received) in a particular year apply only to the annual volume for that particular year and shall not carry over nor apply to a different year's volumes.

6.4 Training Systems. Active Power will sell a sufficient number of systems at cost to Powerware if and when Powerware determines it is necessary to establish service training capability at Powerware Global Services training centers,


                     ARTICLE 7.0 - ACTIVE POWER WARRANTIES
                                   -----------------------

7.1 Active Power Warranties. In addition to any other warranties and representations contained herein, Active Power shall provide the warranties set forth below with respect to the Active Power Products:

         7.1.1 License Authority. Active Power represents and warrants that it has the absolute right to grant the license and sublicense rights granted herein to POWERWARE and to allow POWERWARE to market and re-sell the Active Power Products hereunder to End-Users in accordance with the provisions of this Agreement.



**Confidential treatment has been requested for the portions of this agreement marked by asterisks. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.**

         7.1.2 No Liens or Claims. Active Power warrants and represents that the Active Power Products are not subject to any lien, claim or encumbrance inconsistent with the license rights granted herein and that POWERWARE and the End-User shall be entitled to possess and use the Active Power Products, without any interruption by Active Power or any party claiming by or through Active Power, provided that POWERWARE and the End-User shall duly perform its obligations hereunder.

         7.1.3 Active Power Products Warranty. It is understood and agreed that all Active Power Equipment sold to End-Users pursuant to this Agreement shall be warranted in accordance with the Active Power Equipment warranty set-forth on the attached Exhibit C, which shall be passed through and assigned to the End-User, provided that in no event will the warranty extend more than 18 months after shipment from Active Power. Notwithstanding anything to the contrary in this Agreement, it is understood and agreed that POWERWARE shall have no liability or responsibility what-so-ever with respect to the warranties for the Active Power Equipment and Active Power Software and that Active Power shall either directly or through POWERWARE, support the End-Users with the respective warranty services set-forth therein. POWERWARE shall not expand, modify, or amend the warranties without the prior written consent of Active Power.

         7.1.4 Notice of Warranty Period. When POWERWARE passes through Active Power's warranty to an End-User as provided above, POWERWARE agrees to notify the End-User of the actual warranty period available to the End-User and the level of warranty service and other details of warranty on any Active Power Products sold by POWERWARE to and End-User, POWERWARE will also notify an End-User if no Active Power warranty is passed through.

         7.1.5 Infringement Warranty. Active Power warrants and represents that the Active Power Products, including without limitation each component and any unit or part thereof, are not subject to any claim of infringement under any U.S. patent, trademark, tradename, service mark, copyright, trade secret or other proprietary right of any third party. In the event of a third party claim against POWERWARE and/or the End-User asserting a such a patent, copyright, trade secret or other proprietary right violation involving the Active Power Products, Active Power shall defend or settle the claim, at its expense, and shall indemnify POWERWARE and/or the End-User against any loss, cost, expense of liability resulting from or arising out of payments to third parties due to the claim, whether or not the claim is successful, provided that POWERWARE and/or the End-User notifies Active Power in writing within sixty (60) days after POWERWARE and/or the End-User first receives written notice of the claim and gives Active Power necessary authority, available information, and reasonable assistance for the defense or settlement of the claim, over which Active Power will have sole control. If the Active Power Products are in Active Power's opinion likely to or do become the subject of a claim of infringement or violation of a patent, copyright, trade secret or other proprietary right of a third party, Active Power shall have the option to, at its expense and without diminishing its foregoing obligations, either procure for POWERWARE and/or the End-User the right to continue using the Active Power Products or accept the return of the Active Power Products and promptly refund to POWERWARE and/or the End-User the original amount paid for the equipment by POWERWARE and/or the End-User to Active Power with respect to the Active Power Products so effected. Each party shall in all events be required to mitigate its damages. These warranties and indemnities will survive the termination or expiration of this Agreement and such indemnity is POWERWARE's sole remedy for the types of issues referred to in this section. In the event of any claim, demand or suit based upon an alleged breach of any of Active Power's warranties under this 7.1.5 but subject to the foregoing, POWERWARE will have the right to participate in the defense of the same through counsel of POWERWARE' choosing at its own expense, but no settlement will be affected without Active Power's prior written consent, which consent Active Power will not unreasonably withhold or delay. Active Power and POWERWARE agree to notify each other promptly of any third party claim, and further agree to fully cooperate in the defense thereof.

         7.1.6 Maintenance Assistance. Active Power will provide documentation to POWERWARE for purposes of providing maintenance on Active Power products. Active Power will provide this documentation in both written and electronic form as well grant copyright reproduction of materials to POWERWARE for said maintenance purposes. Active Power will also provide free maintenance training classes to POWERWARE as set forth in Exhibit F, and additional classes may be provided as requested by POWERWARE at the then published training courses prices.

         7.1.7 Warranty Service. POWERWARE service personnel or Powerware-authorized service providers shall provide all warranty service for the Active Power Products sold by POWERWARE. Active Power shall reimburse POWERWARE for agreed upon expenses for labor, and Active Power's warranty shall govern costs related to parts. Warranty service terms and conditions are set forth in Exhibit G.


                    ARTICLE 8.0 - WARRANTIES OF THE PARTIES
                                 -------------------------

8.1 Warranties of the Parties. In addition to any other warranties and representations contained herein, each party hereby makes the following representations and warranties:

         8.1.1 Obligation Warranty. Each party warrants and represents that it will perform its obligations hereunder in a good, professional, workmanlike and competent manner, in accordance with applicable professional standards.

         8.1.2 No Authority. Except as otherwise provided herein, it is expressly understood and agreed that neither party has any right or authority to nor shall either party directly or indirectly incur any obligation or responsibilities on behalf of the other party or commit the other party to any matter or understanding or make any warranties or representations with respect to the Active Power Products or other activities hereunder, each party being deemed to be independent. This Agreement shall not create any agency or other similar relationship between the parties.

         8.1.3 No Restrictions. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby nor the fulfillment of or compliance with the provisions of this Agreement will violate any corporate restriction to which said party is subject or conflict with or result in a breach of or constitute a default under any of the terms, conditions or provisions of any agreement or instrument to which said party is a party or by which said party is bound.

         8.1.4 Valid Agreement. This Agreement is a legal, valid and binding agreement of said party and, assuming that it is enforceable against each party hereto, is enforceable against the other party in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors' rights generally or by general equitable principles, regardless of whether such enforceability is considered in a proceeding in equity or at law.

         8.1.5 No Prohibitions. To each parties best knowledge, there is no pending or threatened action, suit or other proceeding or, any investigation before or by any governmental agency which might materially and adversely affect the financial condition or business prospects of said party or which questions the validity of any action taken or to be taken by said party pursuant to or in the pursuit of this Agreement.

         8.1.6 Corporate Authority. Each party hereto is a corporation duly incorporated and validly existing under the laws of a state in The United States of America, and has full legal right, power and authority to enter into this Agreement and to consummate the transactions provided for herein; and this Agreement has been duly authorized, executed and delivered by said party.

         8.1.7 Exclusions. THE WARRANTIES EXPRESSED HEREIN ARE IN LIEU OF ALL OTHER WARRANTIES EXPRESSED OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.


                          ARTICLE 9.0 - MISCELLANEOUS
                                        -------------

9.1 No Partnership. Nothing contained herein shall constitute a partnership or joint venture nor make either party the agent or representative of the other. Except as otherwise provided herein, neither party has authority to bind the other, incur any liabilities on behalf of the other, nor to direct the employees of the other. Neither party shall have the authority to vary, alter or enlarge any of the other party's obligations hereunder or, except as otherwise provided herein, make representations, warranties or guarantees on behalf of the other.

9.2 Publicity. Each party shall use its best efforts not to disclose to any third party without the prior written consent of the other, the terms of this Agreement except as required by law or by governmental regulations, requirements or orders, or as may be necessary to establish or assert its rights hereunder and except on a confidential basis to a party's professional advisors and potential investors/acquirers. POWERWARE agrees to cooperate with Active Power in selective, mutually agreed upon advertisements or press releases of installations to further marketing efforts. POWERWARE and Active Power also agree to cooperate on a press release to announce this agreement as well as the CleanSource2 POWERWARE Line of Active Power Products.

9.3 Confidential Information. Each party agrees that if any confidential or proprietary information, which is clearly marked as being confidential or proprietary of the other party which comes into its possession, any such material and information will be held in confidence, and such party will not make any use thereof other than for the performance of this Agreement, will release it only to employees requiring such information, and will not release or disclose it to any other party.

         The foregoing will not apply to any information which is already known to or in the possession of the receiving party without restriction on disclosure at the time of disclosure by the disclosing party, is independently developed by the receiving party without reference to the confidential information of the disclosing party, or is or becomes public knowledge through no fault of the receiving party. If either party is required by applicable law, rule, regulation or lawful order or ruling of any court, government agency or regulatory commission to disclose any confidential information of the other party, then the receiving party agrees that it will provide the disclosing party with prompt written notice of such request(s) to enable the disclosing party to seek an appropriate protective order or take steps to protect the confidentiality of such confidential information.

9.4 Limitation of Liability. Neither party shall be liable to the other for any indirect, incidental, consequential or special damages, including, without limitation, any loss of revenues or loss of profits (other than payments under this Agreement) or for cost of procurement of substitute goods or services.

9.5 Trademarks. Active Power hereby grants to POWERWARE the non-exclusive right and license to market the Active Power Products under Active Power's existing trademarks for the applicable Active Power Products in any manner approved by Active Power.

9.6 Administration of Agreement. Each party hereby designates its employees identified below as its contract administrator for this Agreement. The contract administrator(s) shall be responsible for representing their respective employers in contractual and commercial matters relative to the administration of this Agreement. Each party may change its designated administrator(s) by giving not less than ten (10) days prior written notice of its new contract administrator to the other party.

         POWERWARE Administrator:                 Active Power Administrator:
         ------------------------                 ---------------------------

         Barry J Needle                           Bruce Akins
         Powerware Corporation                    Active Power Incorporated
         8609 Six Forks Road                      11525 Stonehollow Drive
         Raleigh, N.C. 27615                      Suite 119
                                                  Austin, TX  78758

         Ph: 919-870-3045                         804-530-8457
         Fax: 919-870-3450                        804-530-3314
         Email: Barry.Needle@psd.invensys.com     Email: Bakins@activepower.com

9.7 Default. If either party shall default in the performance of its obligations under this Agreement, including but not limited to non-delivery and nonpayment, and such default continues for a period of thirty (30) calendar days after the defaulting party receives written notice of the default from the non-defaulting party, then the non-defaulting party may terminate this Agreement and/or exercise any right or remedy provided by law or equity.

9.8 Assignment and Subcontracting Prohibited. Except as provided herein, either party shall not assign this Agreement or its obligations subcontracted without the prior written consent of the other party, except to an acquirer of substantially all its business or assets. Any assignment or subcontracting in violation of this provision shall be deemed null and void.

9.9 Governing Law. This Agreement shall be governed by, subject to, and construed in all respects in accordance with the laws of the State of Texas, United States of America.

9.10 Force Majeure. Neither party shall be deemed to be in default of any provision of this Agreement, or for failures in performance, resulting from acts or events beyond the reasonable control of such party. Such acts shall include but not be limited to acts of God, civil or military authority, civil disturbance, war, strikes, fires, other catastrophes, or other events beyond the party's reasonable control.

9.11 Compliance with Laws. The parties shall comply with, and agree that this Agreement is subject to, all applicable federal, state, and local laws, rules and regulations, and all amendments thereto, now enacted or hereafter promulgated in force during the term of this Agreement.

9.12 Severability. If any of the provisions hereof shall be deemed invalid or unenforceable by any tribunal with competent jurisdiction, the remaining provisions of the Agreement, and the application of such invalid or unenforceable provisions to persons and circumstances other than to those to which they were held invalid, shall not be affected thereby.

9.13 Notices. All notices and Orders permitted or required to be given under this Agreement shall be in writing and shall be deemed duly given upon personal delivery or transmitted by facsimile machine to the address or facsimile numbers set-forth below. All notices shall be delivered or sent to the other party at the address or facsimile numbers shown below or to any other facsimile number as the party may designate by ten (10) days prior written notice given in accordance with this provision.

         If to POWERWARE:                         If to Active Power:
         ----------------                         -------------------

         Barry J Needle                           VP Sales
         Powerware Corporation                    Active Power Incorporated
         8609 Six Forks Road                      11525 Stonehollow Drive
         Raleigh, N.C. 27615                      Suite 110
                                                  Austin, TX  78758

         Ph: 919-870-3045                         512 836-6464
         Fax: 919-870-3450                        512 836-4511
         Email: Barry.Needle@psd.invensys.com     Email: Bott@activepower.com

9.14 Dispute Resolution. All disputes arising in connection with this Agreement shall be settled if possible through friendly consultation between the parties. If no settlement can be reached within thirty (30) days after a dispute arises, either party shall have the right and option to submit the dispute to binding arbitration. The arbitration shall take place in the Austin, Texas metropolitan area, and be conducted pursuant to the rules of the Arbitration Rules of the American Arbitration Association. The cost of the arbitration shall be borne equally by the parties. The decision of the arbitrators shall be final and binding on both parties and shall be enforceable in the courts of Texas.

9.15 Rights Upon Orderly Termination. Upon termination of this Agreement, POWERWARE and all of its agents shall discontinue demonstrating, marketing and distributing the Active Power Products; provided, however, that any End-User who previously acquired the right to use any Active Power Products under the terms of a Support Agreement granted hereunder, shall have the continuing right to use such Active Power Products and to receive maintenance support services from Active Power as set-forth in the Support Agreement. Neither termination of this Agreement nor waiver of any right to terminate shall impair or limit any additional rights or remedies that either POWERWARE or Active Power may have in law or in equity.

9.16 Termination of Orders. Any Order may be terminated by POWERWARE at (and only at) any time more than 60 days prior to the scheduled delivery date on the Order by written notice to Active Power. No orders will be canceled by POWERWARE inside the 60 day scheduled delivery window without accompanying evidence of cancellation by POWERWARE's end user customer. Active Power will be entitled to the pro-rata share (based on total order value) of cancellation charges awarded to POWERWARE including all handling and restocking fees.

9.17 Entire Agreement. This Agreement and the exhibits hereto constitute the entire agreement between the parties concerning the subject matter hereof, superseding all prior negotiations and discussions.

         IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed in duplicate originals by its duly authorized representative on the respective dates entered below.

            Active Power, Inc.                               Powerware
            ("Active Power")                               ("POWERWARE")


By:   /s/                                        By: /s/
     ----------------------------------             ----------------------------
          (Signature)                                   (Signature)



Title:                                           Title:

Date:  October 28, 2001                          Date:  October 28, 2001
     ----------------------------------               --------------------------

Contract No. AP-01-01                                                  EXHIBIT A


                      DESCRIPTION OF ACTIVE POWER PRODUCTS
                       Standard CleanSource2(TM) Products

CleanSource Model No.           Product Description                                                    List Price
CS2-250                         250 kW Flywheel Energy Storage System - Single Flywheel                   $[****]
CS2-500                         500 kW Flywheel Energy Storage System - Dual Flywheel                     $[****]
DSC-250                         OPTION, DISCONNECT SWITCH, CS2-250                                        $[****]
DSC-500                         OPTION, DISCONNECT SWITCH, CS2-500                                        $[****]
CSView-2S                       CleanSource Monitoring and Display Software - Single User                 $[****]
CSView-2M                       CleanSource Monitoring and Display Software - 5 User                      $[****]
SNMP-2                          OPTION, SNMP, CS2                                                         $[****]
MBUS-2                          OPTION, MODBUS, CS2 TCP version                                           $[****]
MDM-2-115                       OPTION, MODEM, EXT I/F,115V,FACTORY,CS2                                   $[****]
MDM-2-230                       OPTION, MODEM, EXT I/F, 230V,FACTORY,CS2                                  $[****]
MDMF-2-115                      OPTION, MODEM, EXT I/F, 115V,  FIELD, CS2                                 $[****]
MDMF-2-230                      OPTION, MODEM, EXT I/F, 230V,   FIELD, CS2                                $[****]
NET-2                           OPTION, ETHERNET CS2                                                      $[****]
ESD-2-R                         OPTION, REMOTE ESD, CS2                                                   $[****]
SEIS-2                          OPTION, SEISMIC TIE-DOWN, CS2 not including template                      $[****]
SEIS-2-T                        OPTION, SEISMIC TIE-DOWN TEMPLATE, CS2                                    $[****]
ACV-2-120                       OPTION, PROTECTED AC SOURCE, 120 VAC                                      $[****]




                                       15
**Confidential treatment has been requested for the portions of this agreement marked by asterisks. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.**

Contract No. AP-01-0       Discount Schedule                           EXHIBIT B


                Supplier Products, Pricing, and Volume Discounts
                              CleanSource2 Pricing


      --------------------------------------------------------------------
                                  Active Power
      --------------------------------------------------------------------
                                     [****]


POWERWARE's mutually agreed upon annual forecasted volume for the 12-month period beginning on the Effective Date is [****].


                                       16

**Confidential treatment has been requested for the portions of this agreement marked by asterisks. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.**

Contract No. AP-01-01                                                  EXHIBIT C

                         ACTIVE POWER PRODUCT WARRANTIES

LIMITED WARRANTY. Active Power warrants that, under normal use and service pursuant to the applicable Product Manual, Equipment is free from defects in parts and workmanship for a period of one (1) year from the date of shipment. If in Active Power's opinion, Equipment fails to perform in accordance with specifications set forth in the applicable Product Manual and such failure is properly reported in writing to Active Power within the term of this warranty, the defective part(s) will be repaired or replaced at the option of Active Power with no charge for replacement parts. The cost for replacement equipment, replacement equipment installation, and on site Active Power representative will be provided at no charge by Active Power. Equipment repaired or replaced pursuant to this Limited Warranty will be warranted for the unexpired portion of the original warranty subject to all terms thereof. This Warranty applies to Product installed world-wide. The coverage times in the United States are 8:00am CST to 5:00pm CST Monday through Friday, excluding company paid holidays (a list of company holidays will be provided upon request). The coverage times outside of the United States are 8:00am to 5:00pm local time, Monday through Friday, excluding company paid holidays (a list of company holidays will be provided upon request).

THE WARRANTIES SET FORTH HEREIN ARE CONTINGENT UPON THE PROPER USE OF THE EQUIPMENT IN ACCORDANCE WITH THE APPLICABLE PRODUCT MANUAL AND SPECIFICATIONS FURNISHED IN WRITING BY ACTIVE POWER, AND DO NOT APPLY TO EQUIPMENT WHICH HAS BEEN subject to neglect, accident, abuse, misuse, misapplication, incorrect connection or WHICH has been REPAIRED OR MODIFIED BY PERSONS OTHER THAN THE AUTHORIZED REPRESENTATIVES OF ACTIVE POWER.

Active Power's obligations under this Limited Warranty are conditioned upon Purchaser's payment of all amounts due, and its obligations hereunder shall be suspended for any period of time in which such amounts are past due. Any such suspension of Active Power's warranty obligations shall not operate to extend the term of the original warranty period specified herein.

Purchaser shall be exclusively responsible for, and ACTIVE POWER MAKES NO WARRANTY OR REPRESENTATION WITH RESPECT TO, (a) determining whether the Equipment will achieve the results desired by Purchaser or any third person, (b) selecting, procuring, installing, operating and maintaining complementary equipment to insure correct operation of the Equipment, (c) training Purchaser's personnel in operation of the Equipment, (d) ensuring the accuracy of any configuration design or implementation that utilizes the Equipment, and (e) establishing adequate safety procedures for operation of the Equipment. In the event of any alteration or attachment to the Equipment not authorized by Active Power, Active Power shall have no liability or responsibility for: (a) any hardware, software, equipment, or services provided by any persons other than Active Power; (b) the proper functioning of the Equipment; or (c) damage caused by any malfunction of the Equipment.

ACTIVE POWER DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR ANY PURPOSE. ACTIVE POWER SHALL NOT BE LIABLE FOR ANY SPECIAL, INCIDENTAL, INDIRECT, OR CONSEQUENTIAL DAMAGES OR FOR THE LOSS OF PROFIT, REVENUE, OR DATA OR COSTS OF PROCUREMENT OF SUBSTITUTE PRODUCTS OR SERVICES ARISING OUT OF THE SUBJECT MATTER OF THIS AGREEMENT.

Contract No. AP-01-01                                                  EXHIBIT D


                                     [****]






                                       18
**Confidential treatment has been requested for the portions of this agreement marked by asterisks. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.**

Contract No. AP-01-01                                                  EXHIBIT E

                                              POWERWARE Approved Agents

-------------------------------------------------------------------------------------------------------------------------
Company Name                   Code     Rep Code      Address               Contact Name              Phone         Fax
-------------------------------------------------------------------------------------------------------------------------
Alcan Electrical &              IPM       M59    6670 Arctic Spur              Chris Mues         (970)563-3737
Engineering Co.                                  Road
                                                 Anchorage, AK  99518
-------------------------------------------------------------------------------------------------------------------------
Applied Power Systems           PW/S      6AR    2300 Mill Park Drive Suite    Larry Boyd            (314)        (314)
                                                 114                                               427-5100     427-1080
                                                 Maryland Heights, MO  63043
-------------------------------------------------------------------------------------------------------------------------
Arthur N. Ulrich Company         IPM      L21    PO Box 11                     Arthur Ulrich         (740)        (740)
                                                 Etna, OH 43018                                    927-8244     927-6017
                                                 10340 Palmer Road, SW
                                                 Pataskala, OH 43062 (courier)
-------------------------------------------------------------------------------------------------------------------------
Bates & Associates, Inc.         PW       80C    16 Jeep Pl.    PO Box 934     Kenneth Bates         (508)        (508)
                                                 Mashpee, MA  02649                                477-3311     477-3561
-------------------------------------------------------------------------------------------------------------------------
Bates & Associates, Inc.         PW       80C    927 Temple Street             Steve May             (781)        (781)
                                                 Whitman, MA 02382                                 857-3600     857-2287
-------------------------------------------------------------------------------------------------------------------------
Blackmon Agency                PW/IPM     M47    4 Office Park Circle, Ste.    Fred Blackmon         (205)        (205)
                                                 304  Birmingham, AL 35223                          879-0100     879-0102
                                                 Box 531312
                                                 Birmingham, AL  35253
-------------------------------------------------------------------------------------------------------------------------
Capitol Power                   PW/S      7BW    46859 Harry Byrd Hwy.         Bob                   (703)        (703)
                                                 Suite 301                     Wilkens             433-2000     433-2128
                                                 Sterling, VA 20164            Kevin McGaughey
-------------------------------------------------------------------------------------------------------------------------
Circa, Inc.                     PW/S      9CI    709 Glenlake  Dr.             John Taylor           (405)        (405)
                                                 Edmund, OK  73013                                 751-8806     749-9322
-------------------------------------------------------------------------------------------------------------------------
Computer Enviroments            PW/S      4HI    92-123 Lei Papa Way           Mark Sumstine         (808)        (808)
                                                 Kapolei, HI  96707                                722-1815     672-6582
-------------------------------------------------------------------------------------------------------------------------
Computer Enviromental Systems   PW/S      70F    1700 Water Pl.,NW, Suite 311  Don Hamilton          (770)        (770)
                                                 Atlanta, GA  30339                                956-0091     953-6449
-------------------------------------------------------------------------------------------------------------------------
Computer Power Technology     IPM/PW/S    4CP    3949 S 200 E, Suite A-1       Max I. Carrigan       (801)        (801)
                                                 Salt Lake                                         263-8333     263-8380
                                                 City, UT  84107-1589
-------------------------------------------------------------------------------------------------------------------------
Connecticut Power Solutions      PW       8AA    10 Lamplighter Ln.            Joe Pagano            (860)        (860)
                                                 New Milford, CT  06776-2458                       354-6505     355-4065
-------------------------------------------------------------------------------------------------------------------------
Core Power                      PW/S      8CP    1717 Swede Road, Ste. 202     Jim Davis             (610)        (610)
                                                 Blue Bell, PA  19422          (ext.101)           279-0700     279-7404
                                                                               Scott Stilley
                                                                               (ext.109)
-------------------------------------------------------------------------------------------------------------------------
Critical Power Resource, LLC     PW       6AG    6070 Six Forks Road, Suite F  Ken Agee              (919)        (919)
                                                 Raleigh, NC                                       844-6447     844-9845
                                                 27609
-------------------------------------------------------------------------------------------------------------------------
Cunningham Company, Inc.         IPM      M57    310 Fernando Street, Ste.     Jack Schaefer         (949)        (949)
                                                 105   Newport Beach,                              723-7020     723-7022
                                                 CA  92661
-------------------------------------------------------------------------------------------------------------------------
Datatec, Inc.                   PW/S      81G    1100 Goffle Rd.               Sal Picheria          (973)        (973)
                                                 Hawthorne, NJ  07506                              423-0005     423-5702
-------------------------------------------------------------------------------------------------------------------------
Datatec, Inc.                   PW/S      81H    1100 Goffle Rd.               Sal Picheria          (973)        (973)
                                        New York Hawthorne, NJ  07506                              423-0005     423-5702
                                        Burroughs
-------------------------------------------------------------------------------------------------------------------------
David G.Leggett Co.              PW       6OL    909 King Ave. Ste. 200        David G. Leggett      (614)        (614)
                                                 Columbus, OH 43212                                299-0202     299-0303
-------------------------------------------------------------------------------------------------------------------------
Devices, Inc.                    IPM      M55    10300 N. Central              Ron Barrier           (972)        (972)
                                                 Expressway                                        250-2093     250-6870
                                                 Suite 330
                                                 Dallas, TX  75231
-------------------------------------------------------------------------------------------------------------------------
E Technologies, Inc.            PW/S      6ET    806 Sun Ridge Ln.             John Englhardt        (440)        (440)
                                                 Chargin Falls, OH  44022                          338-6184     338-6186
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
Company Name                   Code     Rep Code      Address               Contact Name              Phone         Fax
-------------------------------------------------------------------------------------------------------------------------
E & T Equipment, Inc.            IPM      M54    15200 E. Girard               Dennis A.             (303)        (303)
                                                 Avenue                        Edwardson           617-6068     617-6117
                                                 Suite 2100
                                                 Aurora, CO  80014
-------------------------------------------------------------------------------------------------------------------------
Electrorep-Energy Products       IPM             2121 Schuetz Road             Tim Supranowich       (314)        (314)
                                                 PO Box 460200                                     991-2600     991-3852
                                                 St. Louis, MO 63146
-------------------------------------------------------------------------------------------------------------------------
Electrorep-Energy Products       IPM             5897 Raytown Road, Ste. 100   Cliff Niederbremer    (800)       ( 816)
                                                 Raytown, MO 64133                                 678-2606     358-9292
-------------------------------------------------------------------------------------------------------------------------
Electrorep-Energy Products       IPM             208 South Grand East          Ray Sitki             (217)        (217)
                                                 Springfield, IL 62704                             789-4504     789-0302
-------------------------------------------------------------------------------------------------------------------------
EMR Associates                  PW/S      7EM    9080 Barbee Lane #100         Alex Campen           (865)        (865)
                                                 Knoxville, TN  37923                              769-1998     769-2227
-------------------------------------------------------------------------------------------------------------------------
EMR Associates                  PW/S      7EM    PO Box 32741                  Alex Campen           (865)        (865)
                                                 Knoxville, TN 37930-0741                          769-1998     769-2227
-------------------------------------------------------------------------------------------------------------------------
EMR Associates                  PW/S      7EM    603 W. Iris Ave.              Mike Hughes           (615)        (615)
                                                 Nashville, TN  37204                              292-1977     292-1560
-------------------------------------------------------------------------------------------------------------------------
EMR Associates                  PW/S      7EM    PO Box 40741                  Mike Hughes           (615)        (615)
                                                 Nashville, Tn 37204-0747                          292-1977     292-1560
-------------------------------------------------------------------------------------------------------------------------
Grant Goodrich, Inc.             IPM      M24    1343 Wentworth Ave.           Grant Goodrich        (904)        (904)
                                                 Jacksonville, FL  33259                           287-0254     287-3614
                                                 (courier)
                                                 PO Box 24846
                                                 Jacksonville, FL 32241
-------------------------------------------------------------------------------------------------------------------------
H.M. Cragg Co.                  PW/S      6OR    9201 Penn Ave., Suite 25      Ben Platter,          (952)        (952)
                                                 Bloomington, MN  55431-2328   Sr.                 884-7775     884-7739
                                                                               Dale Jones
-------------------------------------------------------------------------------------------------------------------------
IndCom Systems                   IPM      M27    616 Papworth Ave.             Walter Case, Sr.      (504)        (504)
                                                 Metarie, LA  70005 (coourier)                     833-3833     833-3389
                                                 PO Box 24358
                                                 New Orleans, LA 70184
-------------------------------------------------------------------------------------------------------------------------
Innovative Electrical         IPM/PW/S    M28    PO Box                        Sandra Serbousek      (319)        (319)
Technology                                       10                            Larry Serbousek     662-9876     662-9877
                                                 1855 P Avenue
                                                 Conroy, IA  52220
-------------------------------------------------------------------------------------------------------------------------
Jones Engineering Sales         PW/S      7GE    1114 State St.                Gene Jones            (803)        (803)
                                                 Cayce, SC  29033                                  796-2920     791-8154
-------------------------------------------------------------------------------------------------------------------------
Kramer Datapower, Inc.          PW/S      61K    5410 Newport Dr., Unit 38     Bill Kramer           (847)        (847)
                                                 Rolling Meadows, IL  60008                        255-3140     255-3893
-------------------------------------------------------------------------------------------------------------------------
Kramer Datapower, Inc. WI       PW/S      61K    2223 N. 66th St.              Tom McCaughn          (414)        (414)
                                                 Wauwatosa, WI  53213                              443-6476     443-6478
-------------------------------------------------------------------------------------------------------------------------
LDP Associates, Inc.             IPM             10221 North 32nd Street,      Lyle Porter           (602)        (602)
                                                 Ste. N     Phoenix, AZ  85028                     494-7220     494-7170
-------------------------------------------------------------------------------------------------------------------------
Lynn Associates, Inc.         IPM/PW/S    81F    125 Wolf Road                 Bob                   (518)        (518)
                                                 Albany, NY 12205              Lynn                459-1239     459-4810
                                                                               Wendy Snyder
-------------------------------------------------------------------------------------------------------------------------
Lynn Associates, Inc.         IPM/PW/S    82F    6622 Main St., Suite 4        Richard Lynn          (716)        (716)
                                                 Buffalo, NY  14221                                631-0054     631-0101
-------------------------------------------------------------------------------------------------------------------------
Lynn Associates, Inc.         IPM/PW/S    8FF    2593 Wexford-Bayne Road       David Johnson         (724)        (724)
                                                 Ste. 303                                          933-8970     933-8980
                                                 Sewickley, PA 15143
-------------------------------------------------------------------------------------------------------------------------
Metro Power Associates, Inc.    IPM/S     8MP    3327 Jackson Avenue           Ed Bombeck            (516)        (516)
                                                 Wantagh, NY 11793                                 781-0623     781-0624
-------------------------------------------------------------------------------------------------------------------------
Metro Power Associates, Inc.    IPM/S     8MP    39 Valley Pond Road           Tony Ianello          (914)        (914)
                                                 Katonah, NY 10536                                 248-6808     248-7438
-------------------------------------------------------------------------------------------------------------------------
Nolan Power Group               PW/S      7NB    6141 River Road               Bobby Nolan           (504)        (504)
                                                 Harahan, LA                                       733-4300     733-2650
                                                 70123
                                                 Payments to: PO Box
                                                 54986  New Orleans,
                                                 LA  70154-4986
-------------------------------------------------------------------------------------------------------------------------
Northern Power Technologies     PW/S      6OJ    712 Columbus Street           Gary Johnson          (605)        (605)
                                                 Rapid City, SD  57701                             342-2520     343-9688
-------------------------------------------------------------------------------------------------------------------------
Performance Power Concepts    IPM/PW/S    4PG    14865 SW 74th Street, Ste.    Gary Lukas            (503)        (503)
                                                 260                                               672-9400     672-9300
                                                 Tigard, OR 97223
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Company Name                   Code     Rep Code      Address                Contact Name           Phone         Fax
-------------------------------------------------------------------------------------------------------------------------
Performance Power Concepts    IPM/PW/S    4PH    11000 NE 10th Street, Suite C Gary Lukas            (425)        (425)
                                                 Bellevue, WA  98004           John Hessen         638-0340      638-0341
-------------------------------------------------------------------------------------------------------------------------

Power Source                    PW/S      4SY    1150 South Bascom Ave., Ste.  Craig Waterman        (408)        (408)
                                                 29                                                279-7500     279-7501
                                                 San Jose, CA  95128
-------------------------------------------------------------------------------------------------------------------------
Precise Power                   PW/S      7PP    1714 E. Franklin Street       Steve Olson           (804)        (804)
                                                 Richmond, VA  23223                               225-5573     225-5574
-------------------------------------------------------------------------------------------------------------------------
Precise Power                   PW/S      7PP    1309 Simms                    Ray Cruz              (757)        (757)
                                                 Arch                                              482-4550     482-4571
                                                 Chesapeake, VA  23322
-------------------------------------------------------------------------------------------------------------------------
Precision Environment, Inc.     PW/S      7OU    1644 First Avenue, North      Robin Singh           (727)        (727)
                                                 St. Petersburg, FL 33713                          894-8200     822-7164
-------------------------------------------------------------------------------------------------------------------------
Precision Environment, Inc.     PW/S      7OU    692 Vistawilla Drive          Patrick Henry         (407)        (407)
                                                 Winter Springs, FL 32708                          971-2223     971-2225
-------------------------------------------------------------------------------------------------------------------------
Precision Environment,          PW/S      7UU    3015-7 Hartley Rd.            Tom Naylor            (904)        (904)
Inc.-North                                       Jacksonville, FL  32257                           886-4292     886-0144
-------------------------------------------------------------------------------------------------------------------------
Precision Environment,          PW/S      7UM    Commercial Place 1-Ste. 160   Tony Rizzo            (954)        (954)
Inc.-South                                       3230 W. Commercial Blvd.      Chad                497-3115     497-3119
                                                 Oakland Park, FL 33309        Tyree
                                                                               Joyce Kaeser
-------------------------------------------------------------------------------------------------------------------------
Process Sales                    IPM      M52    743 Annoreno                  Bill Esposito         (630)        (630)
                                                 Drive                                             543-7400     543-7411
                                                 Addison, IL  60101
-------------------------------------------------------------------------------------------------------------------------
Pure Power                    IPM/PW/S    3PP    PO Box 255                    Garry Luerssen        (631)        (631)
                                                 407 E. Main St., Suite                            474-7886     474-7957
                                                 2           Port Jefferson,
                                                 NY  11777
-------------------------------------------------------------------------------------------------------------------------
Quality Power Systems, Inc.      IPM      M38    45000F Underwood Ln.          Dan Toland            (703)        (703)
                                                 Sterling, VA  20166                               709-2224     709-0524
-------------------------------------------------------------------------------------------------------------------------
Ramtek, LLC                     PW/S      4RT    18011 Sky Park Circle         Kurt Richard          (949)        (949)
                                                 SuiteA                        Dean Miles          798-1480     798-1485
                                                 Irvine, CA 92614
-------------------------------------------------------------------------------------------------------------------------
RC Merchant and Co., Inc.       PW/S      6RC    23735 Research Dr.            John Merchant         (248)        (248)
                                                 Farmington Hills, MI  48335                       476-4600     476-3162
-------------------------------------------------------------------------------------------------------------------------
Sobek Enterprises, Inc.         PW/S      6SE    1432 Sadlier Circle East      Bob Sobek          (317)351-8145   (317)
                                                 Drive                                                          351-8149
                                                 Indianapolis, IN  46239
-------------------------------------------------------------------------------------------------------------------------
Sun Sales Co.                   PW/S      94F    3949 Corrales Rd., Suite      Paul Hardy            (505)        (505)
                                                 200          Corrales, NM                         922-0000     899-7674
                                                 87048
-------------------------------------------------------------------------------------------------------------------------
SupporTek                       PW/S      4AB    425 Santa Fe Drive            Tom Ebner             (303)    (303)892-6100
                                                 Denver, CO 80204                                  892-6500
-------------------------------------------------------------------------------------------------------------------------
SWM Co.                         PW/S      9SW    11926 Radium St.              Steve McKim           (210)        (210)
                                                 San Antonio, TX  78216                            308-7390     308-7391
-------------------------------------------------------------------------------------------------------------------------
T.S. Williams & Associates       IPM      M50    102 Amos Drive                Sky Williams          (678)        (678)
                                                 Cumming, GA 30040                                 947-1400     947-1444
-------------------------------------------------------------------------------------------------------------------------
Tubbesing Sales Corporation     PW/S      6TD    1771 International Pkwy.,     Jim Tubbesing         (972)        (972)
                                                 Suite 115                                         234-3855     234-8865
                                                 Richardson, TX  75081
-------------------------------------------------------------------------------------------------------------------------
Tubbesing Sales Corporation     PW/S      6TH    15621 Blue Ash, Suite 100     Mike                  (281)        (281)
                                                 Houston, TX  77090            Watts               876-0341     876-2912
-------------------------------------------------------------------------------------------------------------------------
Weisler & Associates, Inc.       IPM      M60    10235 West Little             Thomas Barnett        (713)        (713)
                                                 York                                              849-3799     849-3755
                                                 Houston, TX  77040
-------------------------------------------------------------------------------------------------------------------------
WW Enterprises                  PW/S      9WW    Wagon Wheel Trade Center      Jack Dobbins          (918)        (918)
                                                 10912 E. 2nd                                      438-6100     438-5434
                                                 Tulsa, OK  74128
-------------------------------------------------------------------------------------------------------------------------


Contract No. AP-01-01                                                  EXHIBIT F

                              Active Power Training

ACTIVE POWER shall offer POWERWARE designated representative(s) training on installation, operation, maintenance and repair of the Active Power Products.

Factory Training

ACTIVE POWER offers to provide 1 free training class per year for POWERWARE's training staff and technical support personnel, such training class shall be for up to seven people.

Active Power also agrees to provide, upon request by POWERWARE, training classes at ACTIVE POWER's published training rates. These rates are currently set at $4,000 per class of up to seven people. POWERWARE shall be responsible for its own travel and living arrangements during these sessions.

As required, ACTIVE POWER agrees to work with POWERWARE to arrange and support specific training requirements.

Contract No. AP-01-01                                                  EXHIBIT G

                       Warranty and Post-Warranty Service

Buyer's service personnel must successfully complete Supplier's certified training course (administered by either Supplier or a certified CleanSource Buyer trainer) in order to provide warranty support for the Product.

Supplier will reimburse Buyer at the following rates for warranty repair performed on Supplier's Product. These rates assume Supplier's normal warranty support, which is 8am CDT to 5pm CDT Monday through Friday, excluding holidays.



Travel Time and On-Site Labor- $90/hr Monday through Friday 8:00 am to 5:00 pm local time excluding holidays; $110/hr all other times.

Supplier will also reimburse Buyer for documented, customary and reasonable expense incurred by Buyer on behalf of Supplier. Any disputed charges will be resolved by the VP of Sales or Director of Field Services for Active Power and the VP, Global Services or Director of Field Services for POWERWARE (this Agreement assumes that typical travel labor would average less than 4 hours and not include an overnight stay).

Warranty Parts -Supplier will provide warranty replacement Spare Parts at no charge to Buyer during the warranty period. These Spare Parts will replace the spare parts inventory purchased by Buyer per the attached Spare Parts list. Buyer will purchase the initial stock of spare parts inventory at Supplier's published list price less 35%. These Spare Parts should cover 95% of expected repairs to all CleanSource models. Subsequent spare parts purchases will be available to Buyer at Supplier's published list price less the discount granted buyer on their hardware purchases. Upon receiving a Spare Part covered under warranty and accompanied by the supporting documentation, (See attachment 1), Supplier will provide a repaired, remanufactured or a Supplier approved Spare Part to replace the Buyer's inventoried Spare Part. Buyer will be responsible for the shipping of the affected Spare Part to the approved Supplier Parts Center. Supplier will be responsible for the freight cost of the replacement Spare Part to the Buyer logistic support center designated by Buyer. In warranty cases requiring express shipping, Supplier will be responsible for the express freight charges.

Warranty Service Escalation Plan- For any system down more than 48 hours and being covered by the Supplier's Service Escalation Plan, Supplier technical support coverage will be expanded to 24 hours per day 7 days per week for the specific event. (See Attachment 2)

Supporting Warranty Documentation - summary of Field Activity Reports (attached hereto as Exhibit G - Attachment 5) will be provided by Buyer's affiliate, Buyer's global services unit to Supplier for its actual cost for providing Supplier warranty services to Buyer Customers. Buyer's global services unit will invoice Supplier for such costs. This must include documentation of specific failures and summary information on the causes of such failures.


At any time during the warranty period with respect to each Product, Supplier reserves the right to meet and confer, upon ten (10) days prior written notice regarding the Buyer provided warranty service on each such Product if: in any three (3) month period an uncorrected (i) repetitive problem occurs, (ii)

Buyer repair has been repeatedly done incorrectly and/or (iii) the expenses incurred by Buyer to resolve or correct problems has been materially higher than the average expense for the applicable problem. If, after meeting and conferring, the parties are unable to reach a mutually acceptable resolution of the foregoing issues, then, upon ten (10) days prior written notice, Supplier may assume future warranty obligations.

Contract No. AP-01-01                                   EXHIBIT G - Attachment 1

                         Spare Parts Seller's List Price
                                Effective 8/24/01

Buyer's Logistics & Support Center Inventory
CleanSource2 CS250KW or CS500KW with DC Disconnect Option

-------------------------------------------------------------------------------------------------------
  Item      P/N    DESCRIPTION                     QTY         UM      Unit Price Extended List Price
            ---    -----------                     ---         --      ---------- -------------------
-------------------------------------------------------------------------------------------------------
  *1     30538-1   PWA, APC Controller             1         Each     $2,970.00       $2,970.00
-------------------------------------------------------------------------------------------------------
  *2     85793-1   Field Coil Driver               1         Each     $1,549.68       $1,549.68
-------------------------------------------------------------------------------------------------------
   3     85595-02  Vacuum Pump                     1         Each     $1,857.02       $1,857.02
-------------------------------------------------------------------------------------------------------
   4       85503   Vacuum Pump Oil                 1         Each       $37.44          $37.44
-------------------------------------------------------------------------------------------------------
   5      86088-1  Left SkiiP                      3         Each     $1,975.60       $5,926.80
-------------------------------------------------------------------------------------------------------
   6       85648   Fan Module                      1         Each      $342.34         $342.34
-------------------------------------------------------------------------------------------------------
   7      86064-2  Armature Fuse                   1         Each      $843.81         $843.81
-------------------------------------------------------------------------------------------------------
   8       85799   Upper Bearing Cartridge         1         Each     $1,122.00       $1,122.00
-------------------------------------------------------------------------------------------------------
   9      85885-1  Lower Bearing Cartridge         1         Each     $2,395.80       $2,395.80
-------------------------------------------------------------------------------------------------------
  *10      30114   PWA, SIO                        1         Each      $858.00         $858.00
-------------------------------------------------------------------------------------------------------
  *11     30038-1  PWA. CTI                        1         Each      $462.00         $462.00
-------------------------------------------------------------------------------------------------------
  *12      30158   PWA, Fan Monitor                1         Each      $233.44         $233.44
-------------------------------------------------------------------------------------------------------
  *13      30160   PWA, PWD                        1         Each      $347.71         $347.71
-------------------------------------------------------------------------------------------------------
  *14     30166-1  PWA, FWI                        1         Each      $509.30         $509.30
-------------------------------------------------------------------------------------------------------
  *15      30188   PWA, SKI                        1         Each      $105.31         $105.31
-------------------------------------------------------------------------------------------------------
  *16      85593   Assy, Com Accel                 1         Each      $586.26         $586.26
-------------------------------------------------------------------------------------------------------
  *17     85792-2  Assy, Users Interface           1         Each     $1,286.43       $1,286.43
-------------------------------------------------------------------------------------------------------
  **18    86087-1  Assy, SKiiP, Right              1         Each     $1,975.60       $1,975.60
-------------------------------------------------------------------------------------------------------
   19      11200   Hose, Vacuum                   11          FT        $2.57           $28.27
-------------------------------------------------------------------------------------------------------
   20    25808-15  Fuse, 15 AMP                    5         Each       $5.50           $27.50
-------------------------------------------------------------------------------------------------------
   21     25808-8  Fuse, 8 AMP                     5         Each       $5.50           $27.50
-------------------------------------------------------------------------------------------------------
   22    25837-03  Fuse, 3 AMP                     5         Each       $8.32           $41.60
-------------------------------------------------------------------------------------------------------
   23    25834-30  Fuse, 30 AMP                    5         Each       $10.38          $51.90
-------------------------------------------------------------------------------------------------------
   24    25834-10  Fuse, 10 Amp                    5         Each       $9.72           $48.60
-------------------------------------------------------------------------------------------------------
   25    25809-10  Fuse, 10 Amp                    5         Each       $5.60           $28.00
-------------------------------------------------------------------------------------------------------
   26    25809-12  Fuse, 12 Amp                    5         Each       $5.60           $28.00
-------------------------------------------------------------------------------------------------------
   27    25809-01  Fuse, 1 Amp                     5         Each       $5.60           $28.00
-------------------------------------------------------------------------------------------------------
   28    25809-20  Fuse, 20 Amp                    5         Each       $5.60           $28.00
-------------------------------------------------------------------------------------------------------
                                                                        Total        $23,746.31
-------------------------------------------------------------------------------------------------------


Pricing is subject to change. Always consult with the factory for the most current pricing. If purchased as a kit, take a 10% discount from the "Total Price."
 *This part may be subject to an up-revision charge from time to time. **Required only on CS500KW system.

Contract No. AP-01-01                                   EXHIBIT G - Attachment 2

                        Typical Service Escalation Chart
                        --------------------------------

     o The escalation chart below is to be used as the maximum allowable time from identification of warranty issue before the next responsible party is notified and has an obligation to provide service response. These times are not to be considered the minimum time allowed prior to notifying a responsible party. Buyer may contact Supplier anytime for technical assistance after showing a responsible effort on Buyer's party to resolve the related issue.


                                    Chart: 1
                           Typical Service Escalation

                               Responsible Parties



----------------------------------------------------------------------------------
Elapsed      Buyer     Buyer    Technical   Active    Active    Active     *Active
Time         Field     Parts     Support    Power     Power     Power       Power
            Service     &                   Help      Parts     Service     On-site
                      Logistics             Desk       &        Austin,     Service
                                                     Logistics    TX
----------------------------------------------------------------------------------
T + 24Hrs.      X
----------------------------------------------------------------------------------
T + 48Hrs.      X        X        X         X
----------------------------------------------------------------------------------
T + 72 Hrs.     X        X        X         X          X          X
----------------------------------------------------------------------------------
T + 96 Hrs.     X        X        X         X          X          X           X
----------------------------------------------------------------------------------

Contract No. AP-01-01                                   EXHIBIT G - Attachment 3

 Supplier's Warranty And Post Warranty Return Material Authorization Procedures
 ------------------------------------------------------------------------------

Before returning a Product for repair or replacement, Buyer must first contact Supplier and obtain a Return Material Authorization (RMA) number. The following information must be supplied in order to obtain an RMA number:

         1.       Name of the Buyer's Customer
         2.       Serial number of the original Product
         3.       Shipment or delivery date
         4.       Description of the problem
         5. Offsetting Order for replacement Product (if the Product is approved for replacement)

Upon receipt of the RMA number, which will be supplied by Supplier before the end of the next business day, Buyer or Buyer's Customer will return the Product to Supplier or an authorized service center at Buyer's or Buyer's Customer's expense. The RMA and Product serial number must be referenced on all correspondence regarding the returned Product, as well as on the shipping container or package and all shipping documents. Products returned without RMA numbers or actual RMA authorization will not be accepted. All returned Products must be properly and commercially reasonably packed. Supplier is not responsible for damage to Products incurred in shipment or due to inadequate or improper packaging. Supplier will promptly repair or replace any defective Product and return the replacement or repaired Product to Buyer or Buyer's Customer (with notice to Buyer) at Supplier's expense.

Contract No. AP-01-01                                   EXHIBIT G - Attachment 4

                           Return Goods Documentation*
                           ---------------------------



                                      ------------------------------------------
Active Power RMA# :
                                      ------------------------------------------
Date:
                                      ------------------------------------------
CleanSource Model Number:
                                      ------------------------------------------
CleanSource Serial Number:
                                      ------------------------------------------
Part Number:
                                      ------------------------------------------
OLD Part Serial Number:
                                      ------------------------------------------
New Part Serial Number:
                                      ------------------------------------------
Technician:
                                      ------------------------------------------
Location:
                                      ------------------------------------------

                                      ------------------------------------------

                                      ------------------------------------------


                                      ------------------------------------------
Problem Description:
                                      ------------------------------------------

                                      ------------------------------------------

                                      ------------------------------------------


                                      ------------------------------------------
Frequency of Problem:                   Hard Failure                      Hot
                                      ------------------------------------------
                                            Charging                     Cold
                                      ------------------------------------------
                                         Discharging                   Other:
                                      ------------------------------------------

                                      ------------------------------------------
Explain Other:
                                      ------------------------------------------

                                      ------------------------------------------



Signature:
                                      ------------------------------------------

*The attached procedure applies to all returned goods

Contract No. AP-01-01                                  EXHIBIT G  - Attachment 5

                         POWERWARE Field Activity Report


Request ID:
Place ID:
Place Name:
Place Address:

Phone:
Contact:                                        Technician:
P.O.:                                           Arrival Date/Time:
                                                Completion Date/Time:
Problem Description:



Service Notes:
      Code:                                     Text:



Products Serviced:
      Model ID:                                 Revision:
      Serial ID:                                Contract ID / Version:

Services:
      Model ID:                                 Service Description     Quantity


Non-Product Part and Non-Part Usage


Part Need Details

Contract No. AP-01-01                                   EXHIBIT G - Attachment 6

                              Post-Warranty Support
                              ---------------------

Buyer's service personnel must successfully complete Supplier's certified training course (administered by either Supplier or a certified CleanSource Buyer trainer) in order to provide warranty support for the Product.

Buyer will inventory and maintain appropriate Spare Parts to provide its standard level of service. The attached Spare Parts list reflects 95% coverage of all expected repairs.

CS2 - 250 & CS2 - 500 Spares Parts List


Upon Buyer obtaining a RMA number from Supplier for a returning part, Supplier will ship the replacement part to Buyer's Logistics facility designated by Buyer. In the event express shipping is required, Buyer will be responsible for the freight charges.

Field Service Support - Supplier will make available after market Field Service Support to Buyer

Technical Communications - Supplier Field Service will provide Buyer any notifications of technical changes and enhancements for the CleanSource product line through a Field Engineering Advisory (FEA). This will include changes to the fit, form and function of the CleanSource product line. Buyer will assign a delegate to receive and distribute the information to its staff.

Service Escalation Plan - Buyer will, upon receiving a service call, follow the typical escalation plan as shown in Chart C-1, Typical Escalation Chart. In response Supplier will offer assistance via telephone support and, if required, on-site service at the expense of Buyer in cases of non-warranty coverage.